Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 6 - COMMITMENTS AND CONTINGENCIES

a.

In September 2017, UPI entered into a new lease agreement for its New York headquarters. The lease agreement commenced in October 2017 and shall terminate in February 2021. The total contractual obligation for the duration of the lease is approximately $2,130.

b.

In April 2018, UPI entered into a new lease agreement for an office in Los Angeles, CA. The lease commencement date is estimated to be in the third quarter of 2018 and terminate in 2023. The total contractual obligation for the duration of the lease is approximately $1,400.